SECURITIES AND EXCHANGE COMMISSION


		       Washington, D. C. 20549



			       FORM 8-K



			    CURRENT REPORT



		     Pursuant to Section 13 of the
		    Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported) - December 12, 1995



			FOREST OIL CORPORATION
	(Exact name of registrant as specified in its charter)



	New York                0-4597           25-0484900
(State or other juris-        (Commission        (IRS Employer
diction of incorporation)      file number)    Identification No.)


	2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
	(Address of principal executive offices)     (Zip Code)


	Registrant's telephone number, including area code: (303) 812-1400





Item 5.  Other Events

	For information concerning this item, please refer to Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

	(c)     Exhibits

		(99.1) Forest Oil Corporation press release announcing the execution of a definitive agreement to acquire ATCOR Resources, Ltd.

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				FOREST OIL CORPORATION
				    (Registrant)



Dated:  December 19, 1995       By:     /s/  Daniel L. McNamara
					________________________
					Daniel L. McNamara
					Secretary

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